Subsequent events	12 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
Subsequent events

30. Subsequent events

Post the balance sheet date Tembo executed a definitive Business Combination Agreement with CCTS on August 29, 2024; the business combination is expected to by completed by the first quarter of the calendar year 2025, with Tembo being listed as a separate entity on the Nasdaq.

On July 2, 2024, as part of the Company’s previously announced strategic focus on its fast-growing business units being Electric Vehicles and Sustainable Energy Solutions, the Company announced the sale of its non-core business unit, Kenshaw Electrical, for gross consideration of approximately AU$1.2 million. By divesting non-core assets, VivoPower believes it can concentrate on advancing its core sustainable energy solutions and electric vehicle businesses.

On September 17, 2024, the Company entered into a placement agency agreement with Chardan Capital Markets LLC for an offering of up to 10,000,000 Ordinary Shares at $1.25 per share, under the Company’s Registration Statement on Form F-1 (No. 333-281065), effective August 29, 2024. The offering closed early on September 27, 2024, resulting in the issuance of 3,200,000 Ordinary Shares to institutional investors, generating approximately $4 million in gross proceeds.

On November 23, 2024, AWN agreed to a 9 month grace period for the repayment of $11 million accrued interest, and a deferral of $8.9 million of principal for repayment from April 1, 2025 to January 1, 2026. This renders all but $1 million of interest non-current in nature, and all of the loan principal non-current.